UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 14, 2004


                             URANIUM RESOURCES, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

            Delaware                      0-17171                75-2212772
            --------                      -------                ----------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
         incorporation)                                      Identification No.)



650 South Edmonds, Suite 108, Lewisville, TX                       75067
  (Address of principal executive offices)                        Zip Code


                                 (972) 219-3330
                                 --------------
              (Registrant's telephone number, including area code)





          (Former name or former address, if changed since last report)




              Exhibit Index Begins on Sequentially Numbered Page 4

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Item 5.  Other Events and Regulation FD Disclosure.

     On January 14, 2004 the Registrant issued a press release that announced the affirmation of a previous legal decision regarding the leases for the Company's Vasquez property and also that it had received the required vote of its stockholders approving an increase in its authorized common stock from 100 million to 200 million shares.

Item 7.  Financial Statements and Exhibits

          (c)  Exhibits.

               99.1 - Press Release issued January 14, 2003, by the Registrant.

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

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          URANIUM RESOURCES, INC.




Date:    January 14, 2004                 /s/ Paul K. Willmott
                                          --------------------------------------
                                          Paul K. Willmott
                                          President, Chief Executive Officer
                                          and Chairman of the Board of Directors

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

                                  EXHIBIT INDEX



Exhibit No.                    Exhibit Description                      Page
-----------                    -------------------                      ----

   99.1               Press Release issued January 14,                   E-1
                      2004, by the Registrant.


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